OVERTON ASSOCIATES LIMITED PARTNERSHIP

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED AGREEMENT
AND CERTIFICATE OF LIMITED PARTNERSHIP
AND CERTIFICATION & AGREEMENT
DATED NOVEMBER 1, 1995


    Reference is made to the Second Amended and Restated Agreement of Limited Partnership of Overton Associates Limited Partnership, a Nevada limited partnership (the "Partnership"), dated as of November 1, 1995, as amended by a First Amendment dated _______ __, 1996 (as so amended the "Partnership Agreement") and the Certification & Agreement of even date, as amended by said First Amendment, also pertaining to the Partnership. All capitalized terms not herein defined shall have the meanings attributed to them in the Partnership Agreement.
    WHEREAS, upon the Admission Date, as defined in the Partnership Agreement, the Partnership had received a reservation of Tax Credits in the annual amount of $44,474; and
    WHEREAS, subsequent to the execution of the Partnership
Agreement, the Partnership revised reservation of Tax Credits from the Authority in the annual amount of $55,974; and
    WHEREAS, the Partners wish to amend the Partnership Agreement and Certification & Agreement to account for the influx of additional Tax Credit;
    NOW THEREFORE, the Partnership Agreement is hereby amended, nunc pro tunc, in the following particulars:

PARTNERSHIP AGREEMENT

    1. At page 10, the definition of Projected Credit to the Investment Limited Partner is stricken in its entirety and replaced with the following:

    "Projected Credit to the Investment Limited Partner means
$34,673 for 1996; $55,414 per annum for the years 1997 through 2005 (inclusive); and $20,741 for 2006; provided, how ever, that the Projected Credit for 2006 shall be reduced by the amount, if any, by which the Actual Credit for 1996 exceeds $34,673."

    2.   At pages 16 and 17, at the definitions for State
Designation and Tax Credit Set-Aside, "$55,974" shall be substituted for $44,474.

    3.   At page 24, at Section 5.1(1)(1), "$212,536" shall be
substituted for $174,282, at Section 5.1(a)(2), "$75,310" shall be substituted for $61,641, at Section 5.1(a)(3), "$31,738" shall be substituted for $25,821, and at Section 5.1(a)(4), "$31,736" shall be substituted for $25,820. Additionally, at page 24, "State Designation" shall be deleted as a requirement to payment of the Second Installment and added as a condition to payment of the Third Installment.

    4. At page 39, Section 6.6(13) is deleted in its entirety and replaced with the following:

    (13) The amount of Tax Credit which is expected to be allocated by the Partnership to the Investment Limited Partner is $34,673 for 1996; $55,414 per annum for each of the years 1997 through 2005
(inclusive); $20,741 for 2006.

    5.   At page 46, the amount of the development fee payable at
Section 6.12(b) is increased by substituting "$310,320" for $246,564. The amount of the development payable from the proceeds of the first installment is increased by substituting "$161,536" for $123,282. The amount of the development payable from the proceeds of the second installment is increased by substituting "$75,310" for $61,641. The amount of development fee payable from the proceeds of the third installment is increased by substituting "$31,738" for $25,821. The amount of development fee payable from the proceeds of the Fourth Installment is increased by substituting "$31,737" for $25,820.

    6. At Schedule A, the total expected capital contribution of the Investment Limited Partner is increased by substituting "$361,320" for $297,564.

    7. It is the intention of the parties that these amendments be effective immediately.

    8. In all other respects, the Partnership Agreement is hereby ratified and confirmed.

CERTIFICATION & AGREEMENT

    1. At Schedule A of the Certification & Agreement, the following revisions are hereby agreed upon:

(a) Item #9                       Projected Credit to the
                                  Investment Partnership (99%)

A.  $34,673 for 1996;
B.  $55,414 for each of the years 1997 through 2005; and
C. $20,741 for 2006 (provided, however, that the projected credit for 2006 shall be reduced by the amount, if any, by which the Actual Credit for 1996 exceeds $34,673.

(b) Item #10  -    Total Projected Credit to the Operating
Partnership (100%)

A.  $35,023 for 1996;
B.  $55,974 for each of the years 1997 through 2005; and
C. $20,951 for 2006 (provided, however, that the projected credit for 2006 shall be reduced by the amount, if any, by which the Actual Credit for 1996 exceeds $35,023.

(c) Item #21  -    $361,320

(d) Item #22

A.  $212,536
B.  $75,310
C.  $31,738
D.  $31,736

(e) Item #23  -    Construction & Development Fee:
$300,320

    2. In all other respects, the Certification & Agreement is hereby ratified and confirmed


    WITNESS the execution hereof under seal as of the _____ day of __________, 1996.


GENERAL PARTNERS:

/S/James L. Gregory
James L. Gregory

/s/Holly B. Gregory
Holly B. Gregory


INVESTMENT LIMITED PARTNER:

BOSTON CAPITAL TAX CREDIT
FUND IV, L.P.,
a Delaware limited partnership


By:
C & M Associates d/b/a
Boston Capital Associates,
its general partner

By:  /s/Bonnie Kate Fox
   Bonnie Kate Fox,
   Attorney-in-Fact for
   John P. Manning,
   a general partner

SPECIAL LIMITED PARTNER:

BCTC 94, INC.

By:  /s/Bonnie Kate Fox
   Bonnie Kate Fox,
   Attorney-in-Fact for
   John P. Manning,
   Its President



STATE OF NEVADA        )
                                       ) ss.
COUNTY OF ELKO         )

    BEFORE ME, the undersigned Notary Public in and for said County and Commonwealth, personally appeared the above-named James L. Gregory who, being duly sworn, acknowledged that he did sign the foregoing instrument individually, that the statements therein contained are true and that the same is the free act and deed of said James L. Gregory.

    WITNESS my hand and official seal this ______ day of _________, 1996.

Notary Public

_________________________
Name (Printed)

My Commission Expires:
My County of Residence:


STATE OF NEVADA        )
                                       ) ss.
COUNTY OF ELKO         )

    BEFORE ME, the undersigned Notary Public in and for said County and Commonwealth, personally appeared the above-named Holly B. Gregory who, being duly sworn, acknowledged that she did sign the foregoing instrument individually, that the statements therein contained are true and that the same is the free act and deed of said Holly B. Gregory.

    WITNESS my hand and official seal this ______ day of _________, 1996.


Notary Public

_________________________
Name (Printed)

My Commission Expires:
My County of Residence:


COMMONWEALTH OF MASSACHUSETTS  )

)ss.
COUNTY OF SUFFOLK                                )

    BEFORE ME, the undersigned Notary Public in and for said County and Commonwealth, personally appeared the above-named Bonnie Kate Fox, Attorney-in-Fact for John P. Manning, known to me to be a general partner of C & M Associates, which is the general partner of Boston Capital Tax Credit Fund IV, L.P., who, being duly sworn, acknowledged that she did sign the foregoing instrument, that the statements therein contained are true and that the same is the duly authorized free act and deed of Boston Capital Tax Credit Fund IV, L.P..

    WITNESS my hand and official seal this ______ day of _________, 1996.

Notary Public

_________________________
Name (Printed)

My Commission Expires:
My County of Residence:


COMMONWEALTH OF MASSACHUSETTS  )

)ss.
COUNTY OF SUFFOLK                                )


    BEFORE ME, the undersigned Notary Public in and for said county and commonwealth, personally appeared the above-named Bonnie Kate Fox, Attorney-in-Fact for John P. Manning, known to me to be the President of BCTC 94, Inc., who, being duly sworn, acknowledged that she did sign the foregoing instrument and that the same is the duly authorized free act and deed of BCTC 94, Inc.

    WITNESS my hand and official seal this ___ day of _____________
1996.


Notary Public

_________________________
Name (Printed)

My Commission Expires:
My County of Residence:

16496_1